SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                       ----------------------------------
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant |X|
   Filed by a Party other than the Registrant |_|
   Check the appropriate box:

   | |  Preliminary Proxy Statement  |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)
   |X|  Definitive Proxy Statement
   | |  Definitive Additional Materials
   | |  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                           INNOVATIVE MEDICAL SERVICES

                (Name of Registrant as specified in its charter)

                         Commission File Number: 0-21019
                                                 -------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
| | Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and
    0-11.
       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11.
    (Set forth the amount on which the filing is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:
| |  Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   Amount Previously Paid:
                                                       ----------------------
   Form, Schedule or Registration Statement No.
                                                       ----------------------
   Date Filed:
                                                       ----------------------

                           INNOVATIVE MEDICAL SERVICES
                               1725 Gillespie Way
                           El Cajon, California 92020
                                 (619) 596-8600

                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------

                    Notice of Annual Meeting of Shareholders
                            To Be Held March 11, 2002

TO THE SHAREHOLDERS OF INNOVATIVE MEDICAL SERVICES

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of INNOVATIVE MEDICAL SERVICES, a California corporation (the "Company"), will be held at The Hilton Mission Valley, 901 Camino del Rio South, San Diego, California 92108 on March 11, 2002, 10:00 a.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1. ELECTION OF DIRECTORS

Proposal No. 2. APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF
                INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK FROM 20,000,000 TO 50,000,000 SHARES.

Proposal No. 3. APPROVAL OF THE INNOVATIVE MEDICAL SERVICES 2002 EMPLOYEE
                INCENTIVE STOCK OPTION PLAN

Proposal No. 4. APPROVAL OF THE INNOVATIVE MEDICAL SERVICES 2002 NON-QUALIFIED
                STOCK OPTION PLAN

This Annual Meeting is called as provided for by California law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on February 13, 2002 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS





/s/ Dennis Atchley
------------------
DENNIS ATCHLEY
SECRETARY
El Cajon, California
February 14, 2002

                           INNOVATIVE MEDICAL SERVICES
                               1725 Gillespie Way
                           El Cajon, California 92020
                                 (619) 596-8600
                    ----------------------------------------

                                 PROXY STATEMENT

                    ----------------------------------------
                    Notice of Annual Meeting of Shareholders
                            To Be Held March 11, 2002

GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of INNOVATIVE MEDICAL SERVICES, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at The Hilton Mission Valley, 901 Camino del Rio South, San Diego, California 92108 on March 11, 2002, at 10:00 a.m. Pacific Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before February 15, 2002.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

The Company's Annual Report to Shareholders for the fiscal year ended July 31, 2001, has been previously mailed or is being mailed simultaneously to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

SHARES OUTSTANDING AND VOTING RIGHTS
------------------------------------

All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on February 13, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On February 13, 2002, the Company had 7,890,599 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. No fractional shares are presently outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to elect the Directors. Cumulative voting in the election of Directors is permitted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT

The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of January 1, 2002 by individual directors and executive officers and by all directors and executive officers of the Company as a group. Based upon a review of the Company's shareholders list as of January 1, 2002 there are no other registered holders of five percent or more of the Company's Common Stock.

    Name and Address of                                        Common Stock           Percentage of Shares
     Beneficial Owner               Title                     Ownership (1)              Outstanding (1)
----------------------------   ---------------------       ---------------------     ------------------------
   Dennis Atchley              Secretary                          143,560                      1.5%
   1725 Gillespie Way
   El Cajon, CA 92020

   Dennis Brovarone            Director                           359,483                      3.7%
   18 Mountain Laurel
   Littleton, CO  80127

   Gary Brownell               Treasurer, CFO/Director            300,321                      3.1%
   1725 Gillespie Way
   El Cajon, CA 92020

   Patrick Galuska             Director                           260,690                      2.7%
   8137 S. Downing St.
   Littleton, CO 80122

   Michael L. Krall            President, CEO/Chairman          1,203,560                     12.3%
   1725 Gillespie Way
   El Cajon, CA 92020

   Eugene Peiser               Director                           326,136                      3.3%
   1725 Gillespie Way
   El Cajon, CA 92020

   Donna Singer                Executive VP, Director             203,356                      2.1%
   1725 Gillespie Way
   El Cajon, CA 92020

   Gregory Barnhill            Director                            25,000                      0.3%
   10801 Stevenson Road
   Stevenson, MD 21153

   Directors and Officers as a Group
   (8 individuals)                                              2,947,106                     29.0%

   (1) Assumes exercise of all currently exercisable, or exercisable within 60 days of January 1, 2002, Directors and Officers options to acquire up to 1,866,250 shares.

MANAGEMENT

The executive officers and directors of the Company and their ages are as follows:

          Name                   Age                          Position
-------------------------  --------------     ----------------------------------
   Michael L. Krall             49            President, CEO, Chairman, Director
   Gary Brownell, CPA           53            Treasurer CFO, Director
   Donna Singer                 31            Executive Vice President, Director
   Dennis Atchley, Esq.         49            Secretary
   Eugene Peiser, PD            70            Director
   Patrick Galuska              42            Director
   Dennis Brovarone             46            Director
   Gregory Barnhill             48            Director

The Directors serve until their successors are elected by the shareholders. Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors. The executive officers serve at the discretion of the Board of Directors except as subject to the employment agreement with Mr. Krall.

Committees: Meetings of the Board
The Company has a Compensation/Administration Committee and an Audit Committee. The Compensation/Administration Committee and the Audit Committee were formed in 1995. Messrs. Brovarone, Galuska and Peiser comprise the Compensation/Administration Committee and Messrs. Brownell, Galuska and Peiser, are the Audit Committee. The Compensation/Administration Committee recommends to the Board the compensation of executive officers and will serve as the Administrative Committee for the Company's Stock Option Plans. The Audit Committee serves as a liaison between the Board and the Company's auditor. The Compensation/Administration Committee met once during the fiscal year ended July 31, 2001, and the Audit Committee met once during the fiscal year ended July 31, 2001.

The Company's Board of Directors held six meetings during the fiscal year ended July 31, 2001, at which time all the then Directors were present or consented in writing to the action taken at such meetings. No incumbent Director attended fewer than 100% of said meetings.

Audit Committee Report
The Audit Committee of the Board of Directors consists of three directors, the majority of which are the Company's independent directors. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached as Exhibit A to this Proxy Statement. The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. Each year, the Audit Committee recommends to the Board of Directors the selection or retention of the Company's independent auditors.

Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Miller and McCollom, the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Miller and McCollom the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee s). These matters included a discussion of Miller and McCollom's judgments about the qualiity (not just the acceptability of the Company's accounting principles as applied to financial reporting.

Miller and McCollom also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees), and the Audit Committee discussed with Miller and McCollom that firm's independence.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2001, for filing with the U.S. Securities and Exchange Commission. The Audit Committee has also recommended the retention of Miller and McCollom as the Company's independent auditors for the fiscal year ending July 31, 2002.

Audit Committee

Gary Brownell
Patrick Galuska
Gene Peiser

Compliance with Section 16(a) of Securities Exchange Act of 1934
To our knowledge, during the fiscal year ended July 31, 2001, our Directors and Officers complied with all applicable Section 16(a) filing requirements except that Eugene Peiser, a director, failed to timely report two transactions. This statement is based solely on a review of the copies of such reports furnished to us by our Directors and Officers and their written representations that such reports accurately reflect all reportable transactions.

Family Relationships
There is no family relationship between any Director, executive or person nominated or chosen by the Company to become a Director or executive officer.


EXECUTIVE COMPENSATION
----------------------
Summary Compensation Table
The following table shows for the fiscal year ending July 31, 2001, the compensation awarded or paid by the Company to its Chief Executive Officer and any of the executive officers of the Company whose total salary and bonus exceeded $100,000 during such year (The "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------
                                                      |      LONG TERM COMPENSATION
                             Annual Compensation      |    Awards               Payouts
----------------------------------------------------------------------------------------------
 Name and                                             |     Securities           All Other
 Principle                             Other Annual   |  Underlying  Options    Compensation
 Position          Year   Salary ($)  Compensation ($)|    (#)                      ($)
----------------------------------------------------------------------------------------------
Michael L. Krall   2001 | 144,000   |    0            |     50,000 Common    |       0
 President/CEO          |           |                 |                      |
----------------------------------------------------------------------------------------------
Michael L. Krall        |           |                 |                      |
 President/CEO     2000 | 144,000   |    0            |     50,000 Common    |       0
----------------------------------------------------------------------------------------------
Michael L. Krall        |           |                 |                      |
 President/CEO     1999 | 144,000   |    0            |    190,000 Common    |       0
----------------------------------------------------------------------------------------------



No other executive officer earned more than $100,000 during the current fiscal year.

----------------------------------------------------------------------------------------------
                        Option Grants in Last Fiscal Year
----------------------------------------------------------------------------------------------
                                Individual Grants
----------------------------------------------------------------------------------------------
Name             Number of Common Shares   % of Total Options     Exercise Price   Expiration
                 Underlying Options       Granted to Employees        ($/Sh)          Date
                    Granted (#)              in Fiscal Year
----------------------------------------------------------------------------------------------
Michael L. Krall         50,000                    5                   2.93         11/16/05
President/CEO
----------------------------------------------------------------------------------------------

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option/Values The following table sets forth the number and value of the unexercised options held by each of the Named Executive Officers at July 31, 2001.

--------------------------------------------------------------------------------------------------------------
     Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values
--------------------------------------------------------------------------------------------------------------
               Shares       Value        Number of Securities Underlying     Value of Unexercised In-the Money
            Acquired on  Realized at    Unexercised Options at FY-End (#)          Options at FY-End ($)
 Name       Exercise (#)  FY-End ($)        Exercisable/Unexercisable            Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------
Michael L.        0            0         531,250 Common Shares/Exercisable         901,500/Exercisable (1)
 Krall
President/CEO
--------------------------------------------------------------------------------------------------------------

(1) Option value based on the difference between the exercise price of unexercised options and the average closing price of $3.01 for the 30 trading days ending July 31, 2001.

Employment Agreements and Executive Compensation
In April 1996, the Board of Directors approved a five-year employment agreement for Michael Krall, its President. Mr. Krall receives a salary of $144,000 per year, and an amount equal to 3% of the Company's net income before taxes, if any, plus other benefits

Compensation of Directors
Directors are entitled to receive $300 plus reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

OTHER ARRANGEMENTS
------------------
Individuals newly appointed as Executive Officers or as Directors, are granted an option to purchase 100,000 shares of common stock at fair market value from stock option plans previously approved by the shareholders. Upon each subsequent anniversary thereof, each such Officer and Director will receive an option to purchase 50,000 shares of common stock at fair market value.

Termination of Employment and Change of Control Arrangement
There is no compensatory plan or arrangement with respect to any individual named above which results or will result from the resignation, retirement or any other termination of employment with the Company, or from a change in the control of the Company.

Transactions with Management
The Company did not enter into any transactions with Management during the fiscal year ended July 31, 2001.

PROPOSAL NO. 1. ELECTION OF DIRECTORS

The Articles presently provide for a Board of Directors of not more than nine
(9) members. The number of Directors of the Company has been fixed at seven (7) by the Company's Board of Directors. The Company's Board of Directors recommends the election of Directors of the seven (7) nominees listed below to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the seven (7) nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

Nominees
The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, the period during which he has served as such, and the class and term for which he has been nominated:

                                                                                    Year First
             Name            Age                          Position                   Director
  ---------------------    --------      -----------------------------------      ----------------
  Gregory Barnhill           48          Director                                      2001
  Dennis Brovarone           46          Director                                      1996
  Gary Brownell, CPA         53          Chief Financial Officer, Director             1996
  Patrick Galuska            42          Director                                      1996
  Michael L. Krall           49          President, CEO, Chairman, Director            1992
  Eugene Peiser, PD          70          Director                                      1996
  Donna Singer               31          Executive Vice President, Director            1999

Business Experience of Nominees
GREGORY H. BARNHILL Mr. Barnhill is Managing Director of North American Equity Sales at Deutsche Banc Alex.Brown Inc., Baltimore, MD. He joined the firm in 1975, following his graduation from Brown University with an AB degree in economics.

DENNIS BROVARONE Mr. Brovarone has been practicing corporate and securities law since 1986 and as a sole practitioner since 1990. He was elected to the Company's Board of Directors in April 1996. From December 1997 to April 2001, Mr. Brovarone served as the President and Chairman of the Board of Directors of Ethika Corporation, a publicly held, Mississippi corporation investment holding company with its office in Littleton, Colorado. From January 1995 to March 1998 Mr. Brovarone served as President (Chairman) of the Board of Directors of The Community Involved Charter School, a four year old K-12 public school located in Lakewood, Colorado, operating under an independent charter and serving approximately 350 students in an individualized, experiential learning environment. Prior to 1990, Mr. Brovarone served as in-house counsel to R.B. Marich, Inc., a Denver, Colorado based brokerage firm. Mr. Brovarone lives and works in Littleton, Colorado.

GARY W. BROWNELL Mr. Brownell is a Certified Public Accountant in a private partnership practice. He is the partner in charge of taxes and municipal audits for his firm. Mr. Brownell graduated from San Diego State University in 1973 with a Bachelor of Science degree in accounting. He received his Certified Public Accountant designation in 1983. Mr. Brownell has been a partner in Brownell and Duffy since 1985.

PATRICK GALUSKA Mr. Galuska is a consulting petroleum engineer in Denver, Colorado. His practice focuses mainly on the acquisition and exploitation of underdeveloped oil and gas assets in the Rocky Mountain area. He is a Registered Professional Engineer and is a member of the Society of Petroleum Engineers. Mr. Galuska earned his BS degree in petroleum engineering from the University of Wyoming and received his MBA degree in Finance from the University of Denver. Mr. Galuska resides in Littleton, Colorado with his wife and two children.

MICHAEL L. KRALL Mr. Krall is the President, CEO and Chairman of the Board of Directors of Innovative Medical Services, a position he has held since 1993. He is responsible for the strategic planning, product development, and day-to-day operations of IMS. Previously, Mr. Krall was the President and CEO of Bettis-Krall Construction, Inc. a successful building-development company of custom homes and commercial property in San Diego County, California. He has also held numerous positions in general management in the hospitality industry. Mr. Krall attended Pepperdine University (economics, statistics, mechanical engineering). He previously served 4 years in the United States Marine Corps and was elected, by general election, to a 4 year term on the Valle de Oro Planning Board. Mr. Krall lives in El Cajon, California with his wife, Connie, and two children.

EUGENE S. PEISER, DOCTOR OF PHARMACY Dr. Peiser has been an independent consultant to FDA regulated industries since 1974 and a Member of the Board of Innovative Medical Services since 1994. He graduated from the University of Tennessee College of Pharmacy with a Bachelor of Science in Pharmacy in 1951 and has received his Doctorate of Pharmacy. Dr. Peiser's consultancy advises on a wide variety of subjects, including compliance with the Prescription Drug Marketing Act and other government compliance matters, employee training and drug repackaging. Dr. Peiser furnishes expert witness services and has provides approved Pharmaceutical Continuing Education to several thousand attendees at his seminars. Dr. Peiser is a Founding Director of the Association of Drug Repackagers; is appointed as a Registered Arbitrator by the American Registry of Arbitrators; and is President of the Southwest Chapter of the Association of Military Surgeons. Dr. Peiser lives and works in Palm Harbor, FL.

DONNA SINGER Ms. Singer is the Executive Vice President of Innovative Medical Services. From 1996-1998, Ms. Singer served as Vice President of Operations for the Company. Ms. Singer is responsible for company operations, corporate communications, investor relations and marketing. Previously, Ms. Singer served as the investor relations executive at Western Garnet International, a Toronto Stock Exchange mining company. Ms. Singer graduated from Gonzaga University with a Bachelor of Arts degree and lives in El Cajon, California.


PROPOSAL NO. 2. APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF
                INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK FROM 20,000,000 TO 50,000,000 SHARES

The Board of Directors has approved and is recommending to the stockholders for approval, an amendment to Article Four of the Company's Articles of Incorporation to increase the number of shares of common stock which the Company is authorized to issue from 20,000,000 to 50,000,000. The full text of the proposed amendment to the Articles of Incorporation is shown below.

Purpose and Effect of the Amendment

Under the present Articles of Incorporation, the Company has the authority to issue 20,000,000 shares of common stock. As of February 1, 2002, 7,890,599 were issued and outstanding. We have reserved 6,500,000 common shares for issuance under various stock option plans and as of February 1, 2002 approximately 5,152,000 shares were reserved for issuance upon exercise of the Company's outstanding stock options and warrants. Accordingly, as of February
1, 2002, after taking into account the shares reserved for issuance, fewer than 7,000,000 shares of common stock were available for issuance for all future corporate purposes. The proposed amendment would provide for an additional 30,000,000 shares available for issuance.

The additional common stock to be authorized by adoption of the proposed amendment would have rights identical to the currently outstanding common stock. Adoption of the proposed amendment and issuance of additional shares of common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing Articles of Amendment with the California Secretary of State.

The purpose of the increase in authorize shares is to provide additional shares of common stock that could be issued for corporate purposes without further stockholder approval, unless required by applicable law or regulation. The Board of Directors believes that it is in the best interests of the Company to have additional shares of common stock authorized at this time to alleviate the delay of holding a special meeting of stockholders to authorize additional shares of common stock when the need arises. Possible purposes for additional shares of common stock include effecting acquisitions of other businesses, or properties, establishing strategic relationships with other companies and securing additional financing for the operation of the Company through the issuance of additional shares or other equity-based securities. Purposes for additional shares of common stock also include paying stock dividends or forward splitting of the outstanding shares. The Company has no specific plans for any of these actions at this time.

Text of the Amendment to the Articles of Incorporation

If this proposal is approved, Article FOUR of the Company's Articles of Incorporation will be amended to state as follows:

FOUR: The corporation is authorized to issue two (2) classes of shares, to be designated respectively as "Common Shares" and "Preferred Shares". The total number of Common Shares the corporation is authorized to issue is Fifty Million (50,000,000) with no par value. The total number of preferred Shares the corporation is authorized to issue is Five Million (5,000,000) with no par value. Said preferred stock may subsequently receive such designation as may be deemed appropriate by the Board of Directors of the corporation, and the Board of Directors shall have the right to determine or alter the rights, preferences, privileges, and restrictions granted to, or imposed upon said preferred. shares. Additionally, the Board of Directors shall be empowered to increase or decrease (but not below the number of shares of Common or preferred Shares then outstanding) the number of shares of any class of shares subsequent to the issue of shares of that class.

PROPOSAL NO. 3. APPROVAL OF THE INNOVATIVE MEDICAL SERVICES 2002 EMPLOYEE
                INCENTIVE STOCK OPTION PLAN


On January 31, 2002 the Company's Board of Directors approved submitting the Innovative Medical Services 2002- Employee Incentive Stock Option Plan to the shareholders for approval. The Board of Directors recommends approval of the Plan. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording to the key employees and non-employee directors of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company's common stock.

The Options granted are "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, for certain key employees. The Plan is administered by an Administrative Committee whom shall serve a one year term. Subject to anti-dilution provisions, the Plan may issue Options to acquire up to 4,000,000 shares to Key Employees. The exercise price for Options shall be set by the Administrative Committee but shall not be for less than the fair market value of the shares on the date the Option is granted. The period in which Options can be exercised shall be set by the Administrative Committee not to exceed five years from the date of Grant. The Plan may be terminated, modified or amended by the Board of directors upon the recommendation of the Administrative Committee.

All Key Employees of the Company and its subsidiaries are eligible to participate in the Incentive Stock Options. A Key Employee is defined in the Plan as a Company employee who in the judgment of the Administrative Committee has the ability to positively affect the profitability and economic well-being of the Company. Part time employees, independent contractors, non-employee directors, consultants and advisors performing bona fide services to the Company shall be considered eligible for participation in the Plan.

Federal Income Tax Consequences
The following is a general summary of the United States federal income tax treatment of incentive stock options and non-qualified stock options, which are authorized for grant under the 2002 Plan, based upon the current provisions of the Internal Revenue Code and regulations promulgated thereunder.

Incentive Stock Options
Incentive stock options under the 2002 Plan are intended to meet the requirements of Internal Revenue Code section 422. No tax consequences result from the grant of the option. If an option holder acquires stock upon the exercise, no income will be recognized by the option holder for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to option may result in alternative minimum tax liability to the option holder) and the Company will be allowed no deduction as a result of such exercise, if the following conditions are met: (a) at all times during the period beginning with the date of granting of the option and ending on the day three months before the date of such exercise, the option holder is an employee of the Company or of a subsidiary and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the stock is transferred to the option holder. If the option holder sells the stock after complying with these conditions, any gain realized over the price paid for the stock will ordinarily be treated as long-term capital gain, and any loss will be treated as long-term capital loss, in the year of the sale.

If the option holder fails to comply with the employment requirements, the tax consequences will be substantially the same as for a non-qualified option, discussed below. If the option holder fails to comply with the holding period requirements, the option holder will recognize ordinary income in an amount equal to the lesser of (1) the excess of the fair market value of the stock on the date the option was exercised over the exercise price or (2) the excess of the amount realized upon such disposition over the adjusted tax basis of the stock. Any additional gain ordinarily will be recognized by the option holder as capital gain, either long-term or short-term, depending on the holding period of the shares. If the option holder is treated as having received ordinary income because of his or her failure to comply with either condition above, the Company will be allowed an equivalent deduction in the same year.

Non Qualified Stock Options
No tax consequences result from the grant of the option. An option holder who exercised a non-qualified stock option will generally realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the dates of exercise, and the Company will be entitled to a deduction from income in the same amount. Any subsequent gain or loss will be a capital transaction.

Disallowance of Deductions
The Internal Revenue Code disallows for publicly held corporations with respect to compensation in excess of $1,000,000 paid to the corporation's chief executive officer and its four other most highly compensated officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if certain statutory requirements are satisfied. Under this exception, the deduction limitation does not apply with respect to compensation otherwise deductible on account to stock options and stock appreciation rights granted at fair market value under a plan, such as the 2002 Plan, that limits the number of shares that may be issued to any individual and that is approved by the Company's stockholders.




PROPOSAL NO. 4. APPROVAL OF THE INNOVATIVE MEDICAL SERVICES 2002 NON-QUALIFED
                STOCK OPTION PLAN


On January 31, 2002 the Company's Board of Directors approved submitting the Innovative Medical Services 2002- Non-Qualified Stock Option Plan to the shareholders for approval. The Board of Directors recommends approval of the Plan. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording Eligible Plan Participants to be able to the opportunity to acquire a propriety interest in the Company by the grant of Options to acquire shares of the Company's common stock. Eligible Plan Participants include the Directors and Officers of the Company, consultants, advisors and other individuals deemed by the Compensation Committee to provide valuable services to the Company but who are not otherwise eligible to participate in the Employee Incentive Stock Option Plan.

The Options granted are not "Incentive Stock Options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended. The issuance of such non-qualified options pursuant to this Plan is not expected to be a taxable event for recipient until such time that the recipient elects to exercise the option whereupon the recipient is expected to recognize income to the extent the market price of the shares exceeds the exercise price of the option on the date of exercise.

The Plan is administered by an Administrative Committee whom shall serve a one-year term. The Administrative Committee is composed of the Board's Compensation/Administration Committee. Subject to anti-dilution provisions, the Plan may issue Options to acquire up to 2,000,000 shares to Eligible Plan Participants. The Company will not receive any consideration for the grant of options under the Plan and approximate market value of the shares to be reserved for the plan is $4,000,000 based upon the average thirty trading day closing price for the Company's common stock for the period ending January 31, 2002. The exercise price for Options shall be set by the Administrative Committee but shall not be for less than the fair market value of the shares on the date the Option is granted. Fair market value shall mean the average of the closing price for ten consecutive trading days at which the Stock is listed in the Nasdaq quotation system ending on the day prior to the date an Option is granted. The period in which Options can be exercised shall be set by the Administrative Committee not to exceed five years from the date of Grant.

The Executive Officers and Directors of the Company are eligible to participate in the Plan. The Administrative Committee shall grant to individuals newly appointed as Executive Officers or as Directors, an option to purchase 100,000 shares of common stock at fair market value. Upon each subsequent anniversary thereof, each such Officer and Director will receive an option to purchase 50,000 shares of common stock at fair market value. The plan also gives the Administrative Committee discretion to award additional options. The aggregate number and kind of shares within the Plan and the rights under outstanding Options granted hereunder, both as to the number of shares and Option price, will be adjusted accordingly in the event of a reverse split in the outstanding shares of the Common Stock of the Company.

The Board may at any time terminate the plan. The approval of the majority of shareholders is required to increase the total number of shares subject to the plan, change the manner of determining the option price or to withdraw the administration of the plan from the Administrative Committee.

2002 NON-QUALIFIED STOCK OPTION PLAN BENEFITS

Name                   Position                      Dollar Value (1)  Options Granted (2)
--------------------   -------------------------     ----------------  -----------------------
Dennis Atchley         Secretary                           $0.00            0
Dennis Brovarone       Director                            $0.00            0
Gary Brownell          CFO, Director                       $0.00            0
Patrick Galuska        Director                            $0.00            0
Michael L. Krall       President, CEO, Director            $0.00            0
Eugene Peiser          Director                            $0.00            0
Donna Singer           Director                            $0.00            0
Gregory Barnhill       Director                            $0.00            0
Executive Group        (5 individuals)                     $0.00            0
Non-Exec. Dir. Group   (3 individuals)                     $0.00            0

(1) No options have been granted under this plan as yet and no options are scheduled for the existing executive officers and directors until November 2002.

REQUEST FOR COPY OF FORM 10KSB

Shareholders may request a copy of the Form 10KSB by writing to the Company's offices, 1725 Gillespie Way, El Cajon, California 92020.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Any proposal by a shareholder to be presented at the Company's next Annual Meeting of Shareholders, including nominations for election as directors must be received at the offices of the Company, 1725 Gillespie Way, El Cajon, California 92020, no later than July 31, 2002.

                             Audit Committee Charter
                           INNOVATIVE MEDICAL SERVICES


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Innovative Medical Services ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION
The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of NASDAQ. The members of the Committee will be elected annually after the annual meeting of the shareholders and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY
The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established: and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY
Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee well have the authority to approve the retention of external professionals to render advice and counsel in such matter. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS
The Committee is to meet at least one time annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair.

ATTENDANCE
Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit be present at Committee meetings.

SPECIFIC DUTIES
In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable SEC and or NASDAQ Audit Committee Requirements existing at the time.

2. Review with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

     a. The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

     b. Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     c. Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     d. Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

     e. If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

9. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

11. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

13. Review the appointment and replacement of the senior internal audit executive.

14. Review with management, internal audit and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the SEC and or NASDAQ and other accounting, legal and regulatory provisions.

                           INNOVATIVE MEDICAL SERVICES
                    2002 EMPLOYEE INCENTIVE STOCK OPTION PLAN

                                    ARTICLE I
                                   DEFINITIONS

     As used herein, terms have the meaning hereinafter set forth unless the context should clearly indicate the contrary:

     (a) "Board" shall mean the Board of Directors of the Company, or the Executive Committee of such Board;

     (b) "Business Days" shall mean for calculation purposes the days of the week in which the NASDAQ System conducts and is open for regular trading activity;

     (c) "Committee" shall mean the Compensation Committee of the Board which is authorized to oversee the administration of this Plan;

     (d) "Company" shall mean Innovative Medical Services, a California corporation;

     (e) "Director" shall mean a member of the Board;

     (f) "Fair market value" shall mean the prior 30 day average closing price at which the Stock is listed in the NASDAQ quotation system on the day an Option is granted hereunder, or in the absence of any reported quote on such day, the first preceding day on which there was such a quote available;

     (g) "Grant" means the issuance of an Option hereunder to an Optionee entitling such Optionee to acquire Stock on the terms and conditions set forth in a Stock Option Agreement to be entered into with the Optionee, "Grant" may also include a direct grant of stock;

     (h) "Incentive Stock Option" shall mean a compensatory Option provided to an employee of the Company giving him or her the right to purchase Stock at a predetermined price under a plan that meets certain Internal Revenue Code requirements and involves registered stock;

     (i) "Key Employee" shall mean a Company employee who in the judgment of the Committee has the ability to positively affect the profitability and economic well-being of the Company, part-time employees, independent contractors, consultants and advisors performing bonafide services to the Company shall also be deemed employees solely for the purpose of participation under the Plan;

     (j) "Option" shall mean the right granted to an Optionee to acquire Stock of the Company pursuant to the Plan;

     (k) "Optionee" shall mean an employee of the Company or a non-employee Director of the Company to whom a Grant hereunder has been made;

     (l) "Plan" shall mean the Innovative Medical Services 2002 Employee Incentive Stock Option Plan, the terms of which are herein set forth;

     (m) "Stock" shall mean the common stock of the Company or, in the event the outstanding shares of stock are hereafter changed into or exchanged for shares of different stock or securities of the Company or some other corporation, such other stock or securities;

     (n) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee under which an Optionee may acquire Stock pursuant to the Plan.


                                   ARTICLE II
                                    THE PLAN

     2.1 NAME. The plan shall be known as the "Innovative Medical Services 2002 Employee Incentive Stock Option Plan."

     2.2 PURPOSE. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording to the Key Employees of the Company and non-employee Directors of the Company the opportunity to acquire a propriety interest in the Company by the grant of Options to such persons under the terms herein set forth. By doing so, the Company seeks to motivate, retain and attract highly competent, highly motivated personnel whose judgment, initiative, leadership and continued efforts will contribute to the success of the Company. The Options to be granted hereunder are either "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, for certain Key Employees or non-statutory Options made available to non-employee Directors. However, at no time will the Plan be considered or operate as a "tandem" option plan or will any Key employee or non-employee Director be subjected to a tandem option provision.

     2.3 EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board of the Company. Thereafter, the Plan shall be submitted to the shareholders of the company for approval within 12 months after the date said Plan is adopted by the Board.

     2.4 TERMINATION DATE. The Plan shall terminate ten (10) years from the date the Plan is adopted by the Board of the Company and at such time any Options granted hereunder shall be void and of no further force or effect.


                                   ARTICLE III
                                  PARTICIPANTS

Any Key Employee or non-employee Director of the Company, or of any of its wholly owned subsidiaries, shall be eligible to be granted an Option under the Plan. The Committee shall adopt criteria pursuant to which Options shall be granted. The Committee may grant Options to any eligible Key Employee or non-employee Director in accordance with such determinations as the Committee may, from time to time, in its sole discretion make. A Director of the Company or of a subsidiary who is not also an employee of the Company will not be eligible to receive an "Incentive Stock Option" pursuant to the Plan. Non-employee Directors are only eligible for non-statutory Options which do not qualify under Section 422 of the Internal Revenue Code, as amended.

                                   ARTICLE IV
                                 ADMINISTRATION

     4.1 DUTIES AND POWERS OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the sole discretion and authority to determine from among eligible persons those to whom and the time or times at which Options may be granted and the number of shares of Stock to be subject to each Option. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations related to it and to determine the details and provisions of each Stock Option Agreement and to make all other determinations necessary or advisable in the administration of the Plan.

     4.2 RECORDS OF PROCEEDINGS. The Committee shall maintain written minutes of its actions which shall be maintained among the records of the Company.

     4.3 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee in all matters relating to eligible Optionees, their status, death, retirement, disability and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. All expenses of the Committee shall be paid by the Company.

     4.4 COMPOSITION OF THE COMMITTEE. The Committee shall consist of three (3) individuals appointed by the Board from among its members. Appointment to the Committee shall be for a term of one (1) year. Any individual designated and serving as a member of the Committee shall be entitled to indemnification in relation to such service by the Company to the fullest extent called for or permitted by the Bylaws of the Company.

     4.6 COMMITTEE AUTHORITY. If the Committee deems it necessary or in the best interest of the Company or its shareholders, the Committee may impose restrictions of the subsequent transferability of Stock issued pursuant to Options to be granted hereunder. In the event of the imposition of any such conditions, the Stock of the Company to be issued pursuant to the exercise of an Option shall have any such restrictions prominently displayed as a legend on such certificate.


                                    ARTICLE V
                       SHARES OF STOCK SUBJECT TO THE PLAN

     5.1 LIMITATION. Subject to adjustment pursuant to the provisions of Section
5.3 hereof, the number of shares of Stock which may be issued and sold hereunder shall not exceed 4,000,000 shares with 3,000,000 shares reserved for issuance to Key Employees pursuant to their Incentive Stock Options and 1,000,000 shares reserved for issuance to non-employee Directors pursuant to their non-statutory Options. The Company shall take such action as necessary to reserve the aforesaid number of shares for issuance pursuant to the Plan.

     5.2 OPTIONS GRANTED UNDER THE PLAN. Shares of stock with respect to which an Option is granted hereunder, but which lapses prior to exercise, shall be considered available for grant hereunder. Therefore, if Options granted hereunder shall terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such terminated Options related.

     5.3 ANTI-DILUTION. In the event the Stock subject to Options hereunder is changed into or exchanged for a different number or kind of stock or other securities of the Company or of another organization by reason of merger, consolidation or reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend;

          (a) The aggregate number and kind of shares of Stock subject to Options which may be granted hereunder shall be adjusted appropriately;

          (b) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately;

          (c) Where dissolution or liquidation of the Company or any merger of consolidation in which the Company is not a surviving corporation is involved, each outstanding Option shall terminate and the Optionee holding such Option shall have the right immediately prior to such dissolution, liquidation, merger or combination to exercise his Option, in whole or in part, to the extent that it shall not have been exercised without regard to any installment exercise provision. The manner of application of the foregoing provision shall be determined solely by the committee and any such adjustment may provide for the elimination of fractional share interests.


                                   ARTICLE VI
                                OPTION PROVISIONS

     6.1 OPTIONS. Each Option granted hereunder shall be evidenced by minutes of a meeting of or the written consent of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

     6.2 PARTICIPATION, LIMITATIONS.

     (a) Options qualifying as "incentive stock options" under Section 422 of the Internal Revenue Code, as amended, may be granted from time to time to Key Employees of the Company to purchase shares of the Company's Stock.

     (b) The maximum number of shares for which an Option or Options may be granted under the Plan to any one Key Employee shall be two hundred thousand (200,000) shares in any twelve month period.

     (c) Options defined as non-statutory Options which do not satisfy the requisites of Section 422 of the Internal Revenue Code, as amended, may be granted from time to time only to non-employee Directors of the Company to purchase shares of the Company's Stock.

     (d) The maximum number of shares for which an Option or Options may be granted under the Plan to any one participating non-employee Director shall be one hundred fifty thousand (150,000) shares in any twelve month period..

     6.3 OPTION PRICE. The per share Option price for the stock subject to each Option shall be determined by the Committee, but the per share exercise price shall not be less than the fair market value of the Stock on the date the Option is granted.

     6.4 OPTION PERIOD. Each Option granted hereunder must be granted within five (5) years from the effective date of the Plan. The period for the exercise of each Option shall be determined by the Committee, but in no instance shall such period exceed five (5) years from the date of grant of the Option. The Committee may prescribe such period after the grant of an Option which must expire before such Option may be exercised and the Committee deems appropriate.

     6.5 OPTION EXERCISE.

     (a) Options granted hereunder may not be exercised until and unless the Optionee shall meet the conditions precedent established by the Committee for the Key Employees and the non-employee Directors.

     (b) Options may be exercised by Key Employees for whole shares only. Key Employee Optionees may exercise their Option in whole at any time, or in part from time to time in each year on a cumulative basis with any portion not exercised to be carried over for exercise in subsequent years. Options shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office and payment in full in cash or shares to the Company at said office of the amount of the Option price for the number of shares with respect to which the Option(s) are then being exercised.

     (c) Options may be exercised by participating non-employee Directors in whole at any time, or in part from time to time with respect to whole shares, and can be exercised to the full extent of his Option at any time after grant, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to its Company at its principal office and payment in full in cash or shares to the Company at said office of the amount of the Option price for the number of shares with respect to which the Option(s) are then being exercised.

     (d) No Option may be exercised by any Optionee unless a registration statement, such as form S-8, covering the Stock subject thereto has been filed with and declared effective by the Securities and Exchange Commission and an appropriate registration or exemption therefrom, is in effect or available in the state of residence of the exercising Optionee.

     6.6 NON-TRANSFERABILITY OF OPTION. No Option or any right relative thereto shall be transferred by an Optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him or her.

     6.7 EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

     (a) If the Key Employee's or non-employee Director's relationship with the Company shall be terminated, with or without cause, or by the act of the Key Employee or non-employee Director, the Optionee's right to exercise such Options shall terminate and all rights thereunder shall cease three (3) months after the date on which such person's association is terminated. Provided however, that if the Optionee shall die or become permanently and totally disabled while employed by or serving as a non-employee Director of the Company, as solely determined by the Committee in accordance with its policies, then either his or her personal representatives or a transferee under the Optionee's will or pursuant to the laws of descent and distribution, or the disabled Optionee may exercise the Option in full one (1) year from the date of such death or disability. In the case of an Optionee's retirement in accordance with the Company's established retirement policy, such Option shall remain exercisable by the Optionee for three (3) months from the date of such retirement.

     (b) No transfer of an Option by the Optionee by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with a written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     6.8 RIGHTS AS A SHAREHOLDER. An Optionee or a transferee of an Option shall have no rights as a shareholder of the Company with respect to any shares subject to any unexercised Options.

     6.9 REQUIRED FILINGS. An Optionee to whom an Option is granted under the terms of the Plan is required to file appropriate reports with the Internal Revenue Service. As a condition of the receipt of an Option hereunder, Optionees shall agree to make necessary filings with the Internal Revenue Service. The Committee shall assist and cooperate with Optionees by providing the necessary information required for compliance of this condition.


                                   ARTICLE VII
                               STOCK CERTIFICATES

The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder, or any portion thereof, prior to the obtaining of any approval or clearance from any federal or state governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable.

                                  ARTICLE VIII
               TERMINATION, AMENDMENT, OR MODIFICATION OF THE PLAN

The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect amend or modify the Plan. Provided, however, if the Plan has been submitted to and approved by the shareholders of the Company no such action by the Board may be taken without approval of the majority of the shareholders of the Company which: (a) increases the total number of shares of Stock subject to the Plan, except as contemplated in Section 5.3 hereof; (b) changes the manner of determining the Option price; or (c) withdraws the administration of the Plan from the Committee.


                                   ARTICLE IX
                                   EMPLOYMENT

     9.1 EMPLOYMENT. Nothing in the Plan or any Option granted hereunder or in any Stock Option Agreement shall confer upon a non-employee Director receiving such Option or Stock Option Agreement the status as an employee of the Company. Further, nothing in the Plan or any Option granted hereunder shall in any manner create in any Optionee the right to continue their relationship with the Company or create any vested interest in such relationship, including employment.

     9.2 OTHER COMPENSATION PLANS. The adoption of the Plan shall not effect any other stock option, incentive, or other compensation plan in effect for the Company or any of its subsidiaries, nor shall the Plan preclude the Company or any subsidiary thereof from establishing any other forms of incentive or other compensation for employees or non-employee Directors of the Company, or any subsidiary thereof.

     9.3 PLAN EFFECT. The Plan shall be binding upon the successors and assigns of the Company.

     9.4 TENSE. When used herein nouns in the singular shall include the plural.

     9.5 HEADINGS OF SECTIONS ARE NOT PART OF THE PLAN. Headings of articles and sections hereof are inserted for convenience and reference and constitute no part of the Plan.


INNOVATIVE MEDICAL SERVICES


By:  /s/ MICHAEL L. KRALL
     --------------------
     Michael L. Krall, President
     March 11, 2002


By:  /s/ DENNIS ATCHLEY
     -------------------
     Dennis Atchley, Secretary
     March 11, 2002

                           INNOVATIVE MEDICAL SERVICES
                      2002 NON-QUALIFIED STOCK OPTION PLAN.

                                    ARTICLE I
                                   DEFINITIONS

As used herein, terms have the meaning hereinafter set forth unless the context should clearly indicate the contrary:

     (a) "Board" shall mean the Board of Directors of the Company;

     (b) "Days" shall mean for calculation purposes the days of the week in which the NASDAQ System conducts and is open for regular trading activity;

     (c) "Company" shall mean Innovative Medical Services, a California corporation;

     (d) "Fair Market Value" shall mean the average closing low bid price for the Company's common stock for the previous five (5) trading days ending on the date of grant;

     (e) "Grant" means the issuance of an Option hereunder to an Optionee entitling such Optionee to acquire Stock on the terms and conditions set forth in a Stock Option Agreement to be entered into with the Optionee;

     (f) "Option" shall mean the right granted to an Optionee to acquire Stock of the Company pursuant to the Plan;

     (g) "Optionee" shall mean a Plan Participant to whom a Grant hereunder has been made;

     (h) "Plan" shall mean the Innovative Medical Services Consultant and Advisors Stock Option Plan., the terms of which are herein set forth;

     (i) "Plan Participant" shall mean any Employee, Consultant or Advisor which has been confirmed by the Board as eligible to participate under this Plan. Executive Officers and Directors are eligible Plan Participants.

     (j) "Stock" shall mean the common stock of the Company or, in the event the outstanding shares of stock are hereafter changed into or exchanged for shares of different stock or securities of the Company or some other corporation, such other stock or securities;

     (k) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee under which an Optionee may acquire Stock pursuant to the Plan.

                                   ARTICLE II
                                    THE PLAN

     2.1 NAME. The plan shall be known as the "Innovative Medical Services 2002 Non-Qualified Stock Option Plan."

     2.2 PURPOSE. The purpose of the Plan is to advance the business and development of the Company and its shareholders by affording to the Plan Participants the opportunity to acquire a propriety interest in the Company by the grant of Options to such persons under the terms herein set forth. By doing so, the Company seeks to motivate, retain and attract highly competent, highly motivated Plan Participants to assist the Company in its evolution and ensure the success of the Company. The Options to be granted hereunder are non-statutory Options made available to Plan Participants.

     2.3 EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board of the Company and its approval by the shareholders of the Company.

     2.4 TERMINATION DATE. The Plan shall terminate ten (10) years from the date the Plan is adopted by the Board of the Company and at such time any Options granted hereunder shall be void and of no further force or effect.


                                   ARTICLE III
                                  PARTICIPANTS


     Only Plan Participants shall be eligible to be granted an Option under the Plan. The Board may grant Options to any Plan Participant in accordance with such determinations as the Board may, from time to time, in its sole discretion make.


                                   ARTICLE IV
                                 ADMINISTRATION

     4.1 The Plan shall be administered by an Administrative Committee of the Board of Directors of the Company consisting of a majority of independent directors. Subject to the express provisions of the Plan, the Administrative Committee shall have the sole discretion and authority to determine from among eligible persons those to whom and the time or times at which Options may be granted and the number of shares of Stock to be subject to each Option. Subject to the express provisions of the Plan, the Administrative Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations related to it and to determine the details and provisions of each Stock Option Agreement and to make all other determinations necessary or advisable in the administration of the Plan. The Administrative Committee shall also have the authority to modify outstanding Options and the provisions therein subject to the agreement of the Optionee.

     4.2 RECORDS OF PROCEEDINGS. The Administrative Committee shall maintain written minutes of its actions which shall be maintained among the records of the Company.

     4.3 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Board in all matters relating to eligible Optionees, their status, death, retirement, disability and such other pertinent facts as the Board may require. The Company shall furnish the Administrative Committee with such clerical and other assistance as is necessary in the performance of its duties.


                                    ARTICLE V
                       SHARES OF STOCK SUBJECT TO THE PLAN

     5.1 LIMITATION. The number of shares of Stock which may be issued and sold hereunder shall not exceed 2,000,000 shares.

     5.2 OPTIONS GRANTED UNDER THE PLAN. Shares of stock with respect to which an Option is granted hereunder, but which lapses prior to exercise, shall be considered available for grant hereunder. Therefore, if Options granted hereunder shall terminate for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such terminated Options related.

     5.3 ANTI-DILUTION. In the event the Stock subject to this Plan is changed into or exchanged for a different number or kind of stock or other securities of the Company or of another organization by reason of merger, consolidation or reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend;

          (a) The aggregate number and kind of shares of Stock subject to the Plan shall be adjusted appropriately;

          (b) The Option price of any outstanding Option issued pursuant to the Plan shall be adjusted appropriately;

          (c) Where dissolution or liquidation of the Company or any merger of consolidation in which the Company is not a surviving corporation is involved, the Optionee holding any Option issued pursuant to the Plan shall have the right immediately prior to such dissolution, liquidation, merger or combination to exercise the Option, in whole or in part, to the extent that it shall not have been exercised without regard to any installment exercise provision.

                                   ARTICLE VI
                                OPTION PROVISIONS

     6.1 OPTIONS. Each Option granted hereunder shall be evidenced by minutes of a meeting of or the written consent of the Administrative Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which agreement shall set forth such terms and conditions as may be determined by the Board consistent with the Plan.

     6.2  LIMITATIONS.

     (a) The maximum number of shares for which an Option or Options may be granted under the Plan to any one Plan Participant shall be 150,000 in any twelve month period.

     (b) The Options granted hereunder are non-statutory Options which do not satisfy the requisites of Section 422 of the Internal Revenue Code, as amended.

     6.3 OPTION PRICE. The per share Option price for the stock subject to each Option shall not be less than the fair market value per share on the effective date of grant or such other price as the Administrative Committee may determine.

     6.4 OPTION PERIOD. Each Option granted hereunder must be granted within five (5) years from the effective date of the Plan. The period for the exercise of each Option shall be determined by the Administrative Committee, but in no instance shall such period exceed five (5) years from the date of grant of the Option.

     6.5  OPTION EXERCISE.

     (a) Options granted hereunder may not be exercised until and unless the Optionee shall meet the conditions precedent established by the Administrative Committee for the Plan Participant.

     (b) Options may be exercised by the Plan Participant in whole or in part. Optionees may exercise their Option at any time by giving written notice to the Company with respect to the specified option, delivered to the Company at its principal office together with payment in full to the Company of the amount of the Option price for the number of shares with respect to which the Option(s) are then being exercised. In the alternative, provided that at the time of exercise the Company's common stock is publicly traded with an average daily trading volume of 5,000 shares and closing prices quoted daily for at least the past thirty trading days, (a "Net Exercise"), payment of the exercise price per share may be made by delivery of this Option with a Net Exercise Notice in the form of which is attached hereto as Exhibit B. In the event of a Net Exercise, the Optionee shall exchange the Option for such number of shares underlying the Option determined by multiplying such number of shares by a fraction, the numerator of which shall be the difference between the average closing sale price per share for the five trading days prior to the date of the Net Exercise Notice and the exercise price per share, and the denominator of which shall be the average closing sale price per share for the five trading days prior to the date of the Net Exercise Notice.

     6.6 NON-TRANSFERABILITY OF OPTION. No Option or any right relative thereto shall be transferred by an Optionee otherwise than as permitted under the instructions to by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him or her.

     6.7  EFFECT OF DEATH OR OTHER TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

          (a) If the Plan Participant's relationship with the Company shall be terminated, with or without cause, or by the act of the Plan Participant, the Optionee's right to exercise such Options shall terminate and all rights thereunder shall cease three (3) days after the date on which such person's association is terminated, unless this provision is modified by the Option Agreement for the Options. Provided however, that if the Optionee shall die or become permanently and totally disabled while employed by or serving as a Plan Participant, as solely determined by the Board in accordance with its policies, then either his or her personal representatives or a transferee under the Optionee's will or pursuant to the laws of descent and distribution, or the disabled Optionee may exercise the Option in full six (6) months from the date of such death or disability unless this provision is modified by the Option Agreement for the Options. In the case of an Optionee's retirement in accordance with the Company's established retirement policy, such Option shall remain exercisable by the Optionee for three (3) days from the date of such retirement unless this provision is modified by the Option Agreement for the Options.

          (b) No transfer of an Option by the Optionee by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with a written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     6.8  RIGHTS AS A SHAREHOLDER.

     (a) An Optionee or a transferee of an Option shall have no rights as a shareholder of the Company with respect to any shares subject to any unexercised Options.

     (b) Unless this provision is modified by the Option Agreement for the Options, ownership rights shall vest with the Plan Participant upon exercise.

     6.9 REQUIRED FILINGS. An Optionee to whom an Option is granted under the terms of the Plan is required to file appropriate reports with the Internal Revenue Service. As a condition of the receipt of an Option hereunder, Optionees shall agree to make necessary filings with the Internal Revenue Service. The Company shall assist and cooperate with Optionees by providing the necessary information required for compliance of this condition.


                                   ARTICLE VII
                               STOCK CERTIFICATES

     7.1 ISSUANCE. The Company shall issue and deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder.

     7.2 TRANSFER RESTRICTIONS. Unless a registration statement covering the shares underlying the Options is in effect at the time of execution of an Option Agreement, the Board shall instruct the Secretary of the Corporation to impose restrictions of the subsequent transferability of Stock issued pursuant to Options to be granted hereunder. The Stock of the Company to be issued pursuant to the exercise of an Option shall have such restrictions prominently displayed as a legend on such certificate.

                                  ARTICLE VIII
               TERMINATION, AMENDMENT, OR MODIFICATION OF THE PLAN

     The Board may at any time terminate the plan, and may at any time and from time to time and in any respect amend or modify the Plan. Provided, however, if the Plan has been submitted to and approved by the shareholders of the Company no such action by the Board may be taken without approval of the majority of the shareholders of the Company which: (a) increases the total number of shares of Stock subject to the Plan, except as contemplated in Section 5.1 hereof; (b) changes the manner of determining the Option price; or (c) withdraws the administration of the Plan from the Administrative Committee.

                                   ARTICLE IX
                                   EMPLOYMENT

     9.1 EMPLOYMENT. Nothing in the Plan or any Option granted hereunder or in any Stock Option Agreement shall confer upon a Plan Participant receiving such Option or Stock Option Agreement the status as an employee of the Company. Further, nothing in the Plan or any Option granted hereunder shall in any manner create in any Optionee the right to continue their relationship with the Company or create any vested interest in such relationship, including employment.

    9.2 OTHER COMPENSATION PLANS. The adoption of the Plan shall not effect any other stock option, incentive, or other compensation plan in effect for the Company or any of its subsidiaries, nor shall the Plan preclude the Company or any subsidiary thereof from establishing any other forms of incentive or other compensation for employees or non-employee Directors of the Company, or any subsidiary thereof.

     9.3 PLAN EFFECT. The Plan shall be binding upon the successors and assigns of the Company.

     9.4 TENSE. When used herein nouns in the singular shall include the plural.

     9.5 HEADINGS OF SECTIONS ARE NOT PART OF THE PLAN. Headings of articles and sections hereof are inserted for convenience and reference and constitute no part of the Plan.

INNOVATIVE MEDICAL SERVICES

By:  /s/ MICHAEL L. KRALL
     --------------------
     Michael L. Krall, President
     March 11, 2002

By:  /s/ DENNIS ATCHLEY
     -------------------
     Dennis Atchley, Secretary
     March 11, 2002